SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 25, 1998



                                    OEA, INC.
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               (Exact name of registrant as specified in charter)




                                    Delaware
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                           State or other jurisdiction
                                of incorporation)



           1-6711                                            36-2362379
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    (Commission File No.)                                   (IRS employer
                                                         identification no.)

P. O. Box 100488, Denver, Colorado                             80250
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(Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code         (303) 693-1248
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ITEM 5.     OTHER EVENTS.

            On March 25, 1998, the Board of Directors of OEA, Inc. (the "Company") declared a dividend of one common share purchase right (a "Right") for each outstanding share of common stock, par value $.10 per share (the "Common Shares"), of the Company. The dividend is payable on April 10, 1998 (the "Record Date") to the stockholders of record on that date. Each Right entitles the registered holder to purchase from the Company one one-half of a Common Share of the Company at a price of $70.00 per one one-half of a Common Share (the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between the Company and ChaseMellon Shareholder Services, L.L.C., as Rights Agent (the "Rights Agent").

            Until the earlier to occur of (i) 10 days following a public announcement that a person or group of affiliated or associated persons (with certain exceptions for members of the Kafadar family and related entities, the "Kafadar Entities") (an "Acquiring Person") have acquired beneficial ownership of 15% or more of the outstanding Common Shares or (ii) 10 business days (or such later date as may be determined by action of the Board of Directors prior to such time as any person or group of affiliated persons becomes an Acquiring Person) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 15% or more of the outstanding Common Shares (the earlier of such dates being called the "Distribution Date"), the Rights will be evidenced, with respect to any of the Common Share certificates outstanding as of the Record Date, by such Common Share certificate with a copy of the Summary of Rights to Purchase Common Shares attached thereto.

            The Rights Agreement provides that, until the Distribution Date (or earlier redemption or expiration of the Rights), the Rights will be transferred with and only with the Common Shares. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Share certificates issued after the Record Date upon transfer or new issuance of Common Shares will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for Common Shares outstanding as of the Record Date, even without such notation or a copy of the Summary of Rights being attached thereto, will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Cer-tificates") will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

            The Rights are not exercisable until the Distribution Date. The Rights will expire on April 30, 2008 (the "Final Expiration Date"), unless the Final Expiration Date is extended or unless the Rights are earlier redeemed or exchanged by the Company, in each case, as described below.

            The Purchase Price payable, and the number of Common Shares or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Common Shares, (ii) upon the grant to holders of the Common Shares of certain rights or warrants to subscribe for or purchase Common Shares at a price, or securities convertible into Common Shares with a conversion price, less than the then-current market price of the Common Shares or (iii) upon the distribution to holders of the Common Shares of evidences of indebtedness or assets (excluding regular periodic cash dividends paid out of earnings or retained earnings or dividends payable in Common Shares) or of subscription rights or warrants (other than those referred to above).

            In the event that, prior to the redemption, exchange or termination of the Rights, any person or group of affiliated or associated persons becomes an Acquiring Person, proper provision shall be made so that each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereafter be void), will thereafter have the right to receive upon exercise that number of Common Shares having a market value of two times the exercise price of the Right. In the event that, prior to the redemption, exchange or termination of the Rights, the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold after a person or group has become an Acquiring Person, proper provision will be made so that each holder of a Right (other than Rights beneficially owned by the Acquiring Person, which will thereafter be void) will thereafter have the right to receive, upon the exercise thereof at the then-current exercise price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two times the exercise price of the Right.

            At any time after any person or group becomes an Acquiring Person and prior to the acquisition by such person or group of 50% or more of the outstanding Common Shares, the Board of Directors of the Company may exchange the Rights (other than Rights owned by such person or group which will have become void), in whole or in part, at an exchange ratio of one Common Share per Right.

            With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional Common Shares will be issued and, in lieu thereof, an adjustment in cash will be made based on the market price of the Common Shares on the last trading day prior to the date of exercise.

            At any time prior to such time as any person becomes an Acquiring Person, the Board of Directors of the Company may redeem the Rights in whole, but not in part, at a price of $.01 per Right (the "Redemption Price"). The redemption of the Rights may be made effective at such time on such basis with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

            The terms of the Rights may be amended by the Board of Directors of the Company without the consent of the holders of the Rights, including an amendment to lower certain thresholds described above to not less than the greater of (i) the sum of .001% and the largest percentage of the outstanding Common Shares then known to the Company to be beneficially owned by any person or group of affiliated or associated persons (other than the Kafadar Entities)and (ii) 10%, except that from and after such time as any person or group of affiliated or associated persons becomes an Acquiring Person no such amendment may adversely affect the interests of the holders of the Rights.

            Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

            The Rights Agreement, dated March 25, 1998, between the Company and ChaseMellon Shareholder Services, L.L.C., as Rights Agent, specifying the terms of the Rights is attached hereto as an exhibit and is incorporated herein by reference. The foregoing description of the Rights is qualified in its entirety by reference to such exhibit.

            At meetings of the Board of Directors of the Company held on January 22, 1998 and March 25, 1998, respectively, the Board of Directors has approved and adopted certain amendments to the Company's By-laws. The By-law amendments adopted on January 22, 1998 amended the duties of the Chairman of the Board and President, respectively, to provide that the chief executive of-ficer of the Company shall be the President. The By-law amendments adopted on March 25, 1998 are attached hereto as an exhibit and are incorporated by reference herein.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
            EXHIBITS.

            (c)   Exhibits

                *(1) Rights Agreement, dated as of March 25, 1998, between OEA, Inc. and ChaseMellon Shareholder Services, L.L.C. which includes the form of Right Certificate as Exhibit A and the Summary of Rights to Purchase Common Shares as Exhibit B.

                 (2)    Amendments to the By-laws of the Company.


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                *       Previously filed as Exhibit 1.1 to the
                        Company's Registration Statement on Form 8-A, filed with the Commission on April 8, 1998 (File No. 1-06711).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    OEA, INC.



                                       By:  /s/ J. Thompson McConathy
                                          ----------------------------------
                                          Name:  J. Thompson McConathy
                                          Title: Vice President and Chief
                                                 Financial Officer



Dated:  April 6, 1998

                                  EXHIBIT INDEX

Exhibit                                                          Sequential
  No.                           Description                      Page Number

*   (1)     Rights Agreement, dated as of March 25, 1998,
            between OEA, Inc. and ChaseMellon Shareholder
            Services, L.L.C. which includes the form of Right
            Certificate as Exhibit A and the Summary of Rights to Purchase Common Shares as Exhibit B.
    (2)     Amendments to the By-laws of the Company.

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*     Previously filed as Exhibit 1.1 to the Company's
      Registration Statement on Form 8-A, filed with the Commission on April 8, 1998 (File No. 1-06711).